NORWEST AUTO TRUST
                                      96-A
                              Servicer Certificate


Distribution Date:                                   11/17/97
Collection Period:                         10/1/97 - 10/31/97
Deposit Date:                                        11/14/97
Determination Date:                                  11/13/97
Transfer Date:                                       11/13/97

This Certificate is delivered  pursuant to Section 4.9 of the Sale and Servicing
Agreement,  dated as of November  13, 1996,  among  Norwest Auto Trust 1996-A as
Issuer,  Norwest  Auto  Receivables  Corporation,  as Seller,  and Norwest  Bank
Minnesota, N.A. as Servicer.

Norwest Bank Minnesota, N.A. as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Collection Period set forth above.


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




I. Collection Account Summary

           A.Available Funds:
               Available Interest                                                                                       4,996,144.90
               Available Principal                                                                                     35,302,254.17
               Reserve Account Transfer Amount                                                                                  0.00
               Certificate Interest Shortfall Amount                                                                            0.00
                                                                                                               ---------------------

             Total Available Funds                                                                                     40,298,399.07
                                                                                                               =====================

           B.Amounts Payable on Distribution Date:
               Reimbursement of prior Servicer Advances                                                                         0.00
               Basic Servicing Fee                                                                                        497,570.42
               Noteholders' Interest Distributable Amount                                                               2,767,014.31
               Noteholders' Principal Distributable Amount                                                             36,288,639.41
               Certificateholders' Interest Distributable Amount                                                          181,681.78
               Certificateholders' Principal Distributable Amount                                                               0.00
               Deposits to Reserve Fund                                                                                   563,493.15
                                                                                                               ---------------------

             Total Amounts Payable on Distribution Date                                                                40,298,399.07
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
                                                                                                               =====================

II. Collected Funds

             Available Interest
               Interest Collections                                                                                    4,996,144.90
               Advances made by Servicer less outstanding
               advances reimbursed                                                                                            0.00
                                                                                                               ---------------------
                                                                                                                        4,996,144.90

             Available Principal
               Scheduled Principal                                                                                     21,163,586.22
               Prepaid Principal                                                                                       14,138,667.95
               Net Liquidation Proceeds                                                                                         0.00
               Repurchase Amount allocable to principal
               Forced Placed Insurance Advances                                                                                 0.00
                                                                                                               ---------------------
                                                                                                                       35,302,254.17
                                                                                                               ---------------------
             Total Collected Funds                                                                                     40,298,399.07
                                                                                                               =====================
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


III.  Liquidation Proceeds
               Gross amount received with respect to liquidated
                  Receivables before becoming Defaulted Receivable                                                              0.00

               less: the related out of pocket expenses paid by or on
               behalf of the Servicer to third parties in connections with
               liquidation                                                                                                      0.00
                                                                                                               ---------------------

             Net Liquidation Proceeds                                                                                           0.00
                                                                                                               =====================

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

III. Calculation of Advances

             Current Month Servicer Advance                                                                                     0.00
             Reimbursement of Prior Month's Servicer Advance                                                                    0.00
                                                                                                               ---------------------

             Net Servicer Advance                                                                                               0.00
                                                                                                               =====================
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



IV. Calculation of Principal Distribution Amount

             Available Principal                                                                                       35,302,254.17
             Charged Off Balances                                                                                         986,385.24
                                                                                                               ---------------------

             Total Principal Distribution Amount                                                                       36,288,639.41
                                                                                                               =====================

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


V. Calculation of Servicing Fees
             Pool Balance as of the first day of the
                    Collection Period                                                                                 597,084,530.03

             Servicing Fee Rate                                                                                             .0008333
                                                                                                               ---------------------

             Servicing Fee                                                                                                497,570.42
                                                                                                               =====================
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VI. Purchases

             Receivables purchased during Collection Period
             Loan Number                  Receivable Balance
                 0                             0

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VII. Additional Receivables Information

             Beginning Pool Balance                                                                                  597,084,530.03
             Ending Pool Balance                                                                                     560,795,890.62

             Beginning Number of Receivables                                                                              86,629
             Number of Receivable Payoffs/Defaulted Receivables/Repurchases                                                3,130
             Ending Number of Receivables                                                                                 83,499

             Initial Weighted Average of Remaining Term                                                                       42.77
             Current Weighted Average of Remaining Term                                                                       33.71

             Initial Weighted Average Contract Rate                                                                            9.79%
             Current Weighted Average Contract Rate                                                                            9.76%


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PERFORMANCE INFORMATION

VIII. Delinquency Ratio

             Principal Balance of Receivables 60 or more
             days delinquent                                                                                          5,153,689.57

             Pool Balance as of the end of the
              Collection Period                                                                                     560,795,890.62

             Delinquency Ratio                                                                                                0.92%
                                                                                                               =====================
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


IX. Average Delinquency Ratio

             Delinquency Ratio - Current Collection Period                                                                    0.92%

             Delinquency Ratio - preceding Collection Period                                                                  0.87%

             Delinquency Ratio - second preceding Collection Period                                                           0.87%
                                                                                                               ---------------------

             Average Delinquency Ratio                                                                                        0.89%
                                                                                                               =====================

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X. Aggregate Net Loss

             Principal charged off during Collection Period                                                               986,385.24

             less:  Recoveries of previously Defaulted Receivables
               received during Collection Period                                                                           66,999.14
                                                                                                               ---------------------

             Net Loss for Collection Period                                                                               919,386.10
                                                                                                               =====================
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


XI. Net Loss Ratio

             Aggregate Net Losses for Collection Period                                                                  919,386.10

             Average Pool Balance for Collection Period                                                              578,940,210.33

             Net Loss Ratio                                                                                                    0.16%
                                                                                                               =====================



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XII. Average Net Loss Ratio

             Net Loss Ratio - current Collection Period                                                                        0.16%

             Net Loss Ratio - preceding Collection Period                                                                      0.09%

             Net Loss Ratio - second preceding Collection Period                                                               0.05%
                                                                                                               ---------------------

             Average Net Loss Ratio                                                                                            0.10%
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


CREDIT ENHANCEMENT INFORMATION

XIII. Reserve Fund Information

             Beginning Balance                                                                                         19,405,247.23
             Deposit to the Reserve Fund                                                                                  563,493.15
             less:  Transfer to Collection Account                                                                              0.00
                      Release to Seller                                                                                 1,742,873.93
                                                                                                               ---------------------

             Ending Balance                                                                                            18,225,866.45
                                                                                                               =====================

             Required Balance                                                                                          18,225,866.45
                                                                                                               =====================


             Certificate Interest Reserve Amount                                                                          545,045.33
                                                                                                               =====================


IN WITNESS WHEREOF, the undersigned has caused this report to be executed by its duly authorized officer as of the 7th day of November 1997.


                                               NORWEST BANK MINNESOTA, N.A.
                                               as Servicer

                                               By:       Marianna C. Stershic
                                               Name:     Marianna C. Stershic
                                              Title:    Assistant Vice President